SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                 _______________________________

                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 or 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934

                  _____________________________


Date of report (Date of earliest event reported) April 24, 1997


                           ALTEON INC.
_________________________________________________________________
        (Exact Name of Registrant as Specified in Charter)


       Delaware              0-19529             13-3304550
_________________________________________________________________
(State or Other Juris-      (Commission         (I.R.S. Employer
diction of Incorporation)    File Number)       Identification No.)


170 Williams Drive, Ramsey, New Jersey                      07446
_________________________________________________________________
(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code (201) 934-5000
                                                   ______________


_________________________________________________________________
  (Former Name or Former Address, If Changed Since Last Report)

 Item 5.  Other Events

     On April 24, 1997, Alteon Inc. (the "Company") completed the private sale to six investors, certain of whom were advised by The Palladin Group, L.P.of 5,000 shares of its 6% Cumulative Convertible Preferred Stock (the "Preferred Stock") and warrants to purchase 50,000 shares of its common stock (the "Common Stock") at an exercise price of $4.025 (the "Warrants") for an aggregate purchase price of $5,000,000.

     The terms of the Preferred Stock and the Warrants and certain obligations of the Company in connection with the issuance of the Preferred Stock and the Warrants are set forth in the Certificate of Designations of the Preferred Stock, the Preferred Stock Investment Agreement, the Registration Rights Agreement and the Form of Common Stock Purchase Warrant, copies of which are attached hereto as Exhibits 3.1, 10.1, 4.1 and 4.2, respectively.

     In connection with the sale of the Preferred Stock, the Company issued the following press release:



          "ALTEON COMPLETES $5 MILLION PRIVATE PLACEMENT
                  OF CONVERTIBLE PREFERRED STOCK

     "Ramsey, New Jersey, April 28, 1997 -- Alteon Inc. (Nasdaq:
ALTN) announced today a private placement of $5 million of 6% Cumulative Convertible Preferred Stock. The private placement was completed with investment funds advised by The Palladin Group, LP, a New York-based money management firm and represented by Amy Factor of AFO Capital.

     "The conversion price of the stock will be set at a discount to the average of the daily low prices of Alteon's Common Stock during the 10 days immediately preceding the date of conversion. As part of this transaction, the Company has issued to the purchasers of the Preferred Stock warrants to purchase an aggregate of 50,000 shares of Common Stock at $4.025 per share.

     "Alteon also announced its intention to seek, at its Annual Meeting of Stockholders on June 10, 1997, such stockholder approval as may be required by NASD rules to engage in additional similar transactions in connection with its plans to obtain additional financing during 1997. "These funds strengthen our financial position as we move toward evaluation of additional Phase II data on our lead product, pimagedine, and as we enter the final year of the Phase III ACTION I trial of this compound for diabetic complications," said Kenneth I. Moch, Alteon's

Senior Vice President, Finance and Business Development and CFO.

     "Alteon is a leader in the discovery of pharmaceutical products for the treatment of the complications of diabetes and age-related diseases. The Company is actively developing its lead first-in-class compound, pimagedine, to inhibit or block abnormal glucose/protein complexes that lead to diabetic complications such as kidney disease and dyslipidemia. Three clinical trials evaluating pimagedine for complications of diabetes are ongoing, including the two pivotal Phase III ACTION Trials for diabetic kidney disease. These ACTION trials are being conducted at more than 100 North American clinical sites and involve over 1,200 patients. In addition, Alteon is pursuing potential indications of pimagedine for the treatment of various inflammatory conditions, and is continuing its research on A.G.E. cross-link breakers and the glucose lowering agent (GLA) series of compounds.

     "Any statements contained in this press release that relate to future plans, events or performance are forward-looking statements that involve risk and uncertainties including, but not limited to, those relating to technology and product development, regulatory approval processes, intellectual property rights and litigation, competitive products, ability to obtain financing and other risks identified in the company's filings with the Securities and Exchange Commission. Actual results, events or performances may differ materially. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events."

                              # # #


     In connection with the sale of the Preferred Stock and the Warrants, the Company amended the Stockholders' Rights Agreement dated July 27, 1995 between the Company and Registrar and Transfer Company, as Rights Agent, to provide that under certain circumstances the holders of the Preferred Stock and the Warrants will not be deemed to be Beneficial Owners (as defined in such Agreement) of the Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.
          3.1  Certificate of Designations of 6% Cumulative
Convertible Preferred Stock for Alteon Inc.

          4.1  Registration Rights Agreement dated as of April
24, 1997 between Alteon Inc. and the investors named on the signature page thereof

          4.2  Form of Common Stock Purchase Warrant

          4.3  Form of Common Stock Purchase Delisting Warrant

          4.4 Amendment to Stockholders' Rights Agreement between Alteon Inc. and Registrar and Transfer Company, as Rights
Agent

         10.1  Preferred Stock Investment Agreement dated as of
April 24, 1997 between Alteon Inc. and the investors named on the signature page thereof (without exhibits)

                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Alteon Inc.


                              By: /s/ James J. Mauzey

                                  _____________________

                                 James J. Mauzey
                                 Chairman and
                                 Chief Executive Officer


Dated:  May 8, 1997

                          EXHIBIT INDEX


Exhibit No.              Description of Exhibit

3.1                 Certificate of Designations of 6%
                    Cumulative Convertible Preferred Stock
                    for Alteon Inc.

4.1                 Registration Rights Agreement dated as
                    of April 24, 1997 between Alteon Inc.
                    and the investors named on the signature page thereof

4.2                 Form of Common Stock Purchase Warrant

4.3                 Form of Common Stock Purchase Delisting
                    Warrant

4.4                 Amendment to Stockholders' Rights
                    Agreement between Alteon Inc. and
                    Registrar and Transfer Company, as
                    Rights Agent

10.1                Preferred Stock Investment Agreement
                    dated as of April 24, 1997 between
                    Alteon Inc. and the investors named on
                    the signature page thereof (without
                    exhibits)